Exhibit 99.2
Global. Connected. Sustainable. 4Q22 FINANCIAL RESULTS February 2023 The meeting place for companies, technologies and data

4,000+ Customers 200,000+ Cross connects 50+ Metros 300+ Data Centers A Global Platform Supporting Our Customers’ Data Center Requirements Capacity Host what you need, how you need Coverage Deploy where you need Connectivity Connect how you need to whom you need Control Implement and operate the way you need Note: As of December 31, 2022. Includes Investments in unconsolidated entities. 4Q22 Financial Results 2

3 Our Strategic Vision To bring companies and data together, in bold new ways, to power the innovation determining our future. THE MEETING PLACE SERVICE PROVIDERS We are a part of their platform ENTERPRISES We integrate their platforms 4Q22 Financial Results

Connected Data Communities Another Record Year of Bookings 106 new logos $47 million total 4Q bookings from 0-1 MW + Interconnection ~40% of total 4Q bookings from 0-1 MW + Interconnection ~25% of new signed leases contained inflation-linked increases  Avnet Virtual Labs being deployed in three top North American markets to optimize video streaming workloads  Production installations available anywhere across PlatformDIGITAL®’s 54 Global Metros Markets @ INTEGRATED SOLUTION Auto Manufacturer Asset Manager Financial Services 4Q22 Financial Results 4 Auto Manufacturer Financial Services Asset Manager

Northern Virginia Update 580+ MWs Note: As of December 31, 2022. 1. Represents Digital Realty’s white space IT load within its consolidated and managed unconsolidated Northern Virginia portfolio. 2. Source: Cushman & Wakefield’s 2022 Global Data Center Market Comparison report. DLR’s in-place IT capacity in the world’s largest data center market (2) 4Q22 Financial Results 5 in Northern Virginia rose by 170 94% basis points in the quarter Occupancy AWS Direct Connect 78 MWs DLR’s active development pipeline to be delivered under committed leases DLR adds on-ramp to Ashburn Campus enabling top priority market (1)

Leader in the Light NAREIT Leader in the Light for sixth consecutive year 470MW Additional renewables contracted in 2022 Environmental Social Governance Top 10 In the U.S. EPA Green Power Partnership Demonstrated senior leadership and employee commitment to Diversity, Equity & Inclusion; established five employee resource groups; signed CEO Action Pledge for Diversity and Inclusion 12 philanthropic organizations supported as part of ‘Giving Tuesday’ campaign Newsweek’s America’s Most Responsible Companies of 2023 Established proxy access for shareholders and provided shareholders the ability to propose amendments to the bylaws Enhanced Board diversity with the addition of three new Directors 2019 2018 2021 Formalized oversight of ESG by the Nominating & Corporate Governance Committee; Signatory to the UN Global Compact 2020 Appointed Mary Hogan Preusse as Chairman of the Board, which aligns with Digital Realty’s commitment to strong governance and refreshes Board leadership to balance fresh thinking with experience and continuity 2022 Sustainability Focus and Performance Delivering Sustainable Growth for All Stakeholders 4Q22 Financial Results 6 Top Rated ESG Companies by Sustainalytics for 2023 Top 100 ranking on JUST Capital America’s Most JUST Companies

4Q22 Financial Results 4Q22 Financial Results 7

Note: Totals may not add up due to rounding. Digital Realty revised its reporting categories in 2Q 2020. For prior periods, "0-1 MW" includes Colocation, ">1 MW" includes Turn-Key Flex, "Other" includes Power Base Building and Non-Technical. “Interconnection” is unchanged. 1. Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center facilities.. 4Q22 BOOKINGS HISTORICAL BOOKINGS ANNUALIZED GAAP BASE RENT $ in millions Digital Transformation Driving Steady Demand Global Full-Product Spectrum Provides Broadest Solutions 0-1 MW $33.2 mm INTERCONNECTION $13.6 mm >1 MW $70.1 mm OTHER(1) $0.4 mm TOTAL BOOKINGS $117.2 mm 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 4Q22 Financial Results 8 • 4Q Leasing Caps Record Year • Record Interconnection Bookings in 4Q $0 $50 $100 $150

Note: Totals may not add up due to rounding. 1. Amounts shown represent GAAP annualized base rent from leases signed. 2. Amounts shown represent GAAP annualized base rent from leases signed, but not yet commenced, based on estimated future commencement date at time of signing. Actual commencement dates may vary. Record Backlog New Signings Outpace Commencements BACKLOG ROLL-FORWARD (1) $ in millions Digital Realty Backlog Unconsolidated Joint Venture Backlog COMMENCEMENT TIMING (2) $ in millions • Record Backlog of $477 Million • Signed >$500 Million of New Leases in 2022 • ~60% of Backlog to Commence in 2023 4Q22 Financial Results 9 2023 2024 2025+ 4Q22 Backlog $252M $125M $44M $421M $281M $132M $477M 3Q22 Backlog Teraco Signed Commenced 4Q22 Backlog $64M $424M $466M $10M $103M $76M $87M $102M $477M $421M

Improving Pricing Environment 2022 Renewal Spreads Finish Up ~2% 4Q22 RE-LEASING SPREADS 0-1 MW > 1 MW OTHER (1) TOTAL Signed renewal leases representing $114 million of annualized GAAP rental revenue Signed renewal leases representing $78 million of annualized GAAP rental revenue Signed renewal leases representing $3 million of annualized GAAP rental revenue Signed renewal leases representing $195 million of annualized GAAP rental revenue RENTAL RATE CHANGE RENTAL RATE CHANGE RENTAL RATE CHANGE RENTAL RATE CHANGE 4.4% (3.6)% GAAP Note: Totals may not add up due to rounding. Rental rate change represents the beginning rental rate on leases renewed, relative to the ending rental rate at expiration, weighted by net rentable square feet. 1. Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center facilities. • Driven by Continued Strength Within 0-1MW Segment • Renewed ~$700 million in 2022 at +1.8% Cash Rental Rate Change 4.1% CASH GAAP CASH (3.5)% 2.4% CASH 8.0% GAAP 0.8% CASH 1.1% GAAP 4Q22 Financial Results 10

Data Center Revenue Growth Recovers in 2022 Improving Revenue Growth Sets the Stage for 2023 2.5% 6.0% 5.8% 10.6% Core FFO per Share Growth (2) Revenue Growth (1.6%) 2.1% 11.0% 16.1% Revenue Growth Note: Constant-Currency Core FFO and Core FFO are non-GAAP financial measures. For a definition of these measures and reconciliations to their nearest GAAP equivalents, see the Appendix. 1. Data Center Revenue is total revenue less tenant reimbursements. 2. Net income for the year ended December 31, 2022 was $763 thousand. Net income for the year ended December 31, 2021 was $109 million. Y/Y Growth Rate, as Reported Y/Y Growth Rate, Constant Currency • CC Same Capital Revenue Growth Accelerates in 4Q • Double Digit CC Revenue Growth in 2022 4Q22 Financial Results 11 4.0% 0.0% Same Capital Data Center Revenue Growth (1) Fourth Quarter Full Year 2022 Core FFO per Share Growth (2)

Revenue Exposure by Currency Currency Headwinds Abating USD EURO GBP SGD ZAR JPY AUD HKD 20% 7% 6% 3% 2% <1% <1% SEK <1% DKK <1% CHF 1% <1% <1% HRK KES 56% 56% <1% 7% 20% 6% 2% 1% < 1% < 1% 1% < 1% < 1% 3% 2023E $6.70 / Sh 0.84% SOFR +/- 100 bps 0.15% GBP +/- 10% 1.68% EUR +/- 10% CORE FFO/SHARE EXPOSURE (2) EXPOSURE BY REVENUE (1) Note: Totals may not add up due to rounding. 1. As of December 31, 2022. Includes Digital Realty’s share of revenue from unconsolidated joint ventures. 2. Core FFO is a non-GAAP financial measure. For a definition of Core FFO and reconciliation to its nearest GAAP equivalent, see the Appendix. 4Q22 Financial Results 12 2% < 1% • Local Operations Funded in Local Currencies Act as a Natural Hedge Dec-22 85 90 95 100 105 110 115 Oct-21 Jan-22 Apr-22 Jul-22 Oct-22 U.S. DOLLAR INDEX <1% BRL 2% 1% CAD MZN <1% <1% KRW NGN <1% <1% <1% 4Q21 4Q22

Matching the Duration of Assets and Liabilities Modest Near-Term Maturities, Well-Laddered Debt Schedule DEBT MATURITY SCHEDULE AS OF DECEMBER 31, 2022 (1)(2) (U.S. $ in billions) Note: As of December 31, 2022. 1. Includes Digital Realty’s pro rata share of unconsolidated joint venture loans and debt securities. Pro forma for the USD Term Loan that closed in January 2023 and assuming proceeds are used to pay down global revolving credit facility. 2. Assumes exercise of extension options. 3. Includes impact of cross-currency swaps. 5.2 YEARS Weighted Avg. Maturity (1)(2) DEBT PROFILE 97% Unsecured Unsecured Secured 86% Non-USD Euro USD GBP Other 81% Fixed Fixed Floating 2.7 % Weighted Avg. Coupon (1)(3) 4Q22 Financial Results 13 (3) $0 $0.1 $1.0 $1.6 $2.9 $3.3 $2.5 $1.6 $1.5 $1.6 $1.6 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 + Pro Rata Share of JV Debt Secured Mortgage Debt Unsecured Senior Notes - USD Unsecured Senior Notes - GBP Unsecured Senior Notes - EUR Unsecured Senior Notes - CHF Other Unsecured Debt Unsecured Green Senior Notes - CHF Unsecured Green Senior Notes - EUR Euro Term Loan Unsecured Credit Facilities Pro Forma Payoffs Pro Forma USD Term Loan € € € € € R ¥$ ¥$ ₣ ₣ ₣

2023 Financial Guidance Improving Core Growth 14 Actual 2022 Full Year 2023 Better/Worse Total Revenue $4,692 $5,700 - $5,800 Adjusted EBITDA $2,473 $2,675 - $2,725 Rental Renewal Rates Cash Basis 1.8% Greater than 3.0% Year-End Portfolio Occupancy 84.7% 85.0% - 86.0% Same-Capital Cash NOI Growth -5.8% 3.0% - 4.0% Core FFO per Share $6.70 $6.65 - $6.75 Note: Dollars in millions except Cash Mark-to-Market, Year-End Portfolio Occupancy, Same-Capital Cash NOI Growth, and Core FFO per Share. The Company does not provide a reconciliation for non-GAAP estimates on a forward-looking basis, where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and/or amount of various items that would impact net income attributable to common stockholders per diluted share, which is the most directly comparable forward-looking GAAP financial measure. This includes, for example, external growth factors, such as dispositions, and balance sheet items, such as debt issuances, that have not yet occurred, are out of the Company's control and/or cannot be reasonably predicted. For the same reasons, the Company is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. 4Q22 Financial Results

Q&A Global. Connected. Sustainable. 4Q22 Financial Results 15

Executing on Strategic Vision Refining Strategy to Fuel Future Growth Strategic Priorities 1. Strengthening Customer Value Proposition Executing Meeting Place strategy with sustainable connectivity rich solutions 2. Integrating and Innovating Capabilities Building new applications on the world’s largest open network platform 3. Diversifying and Bolstering Capital Sources Partnering with sources of private capital to improve capital efficiency 4Q22 Financial Results 16

Appendix 4Q22 Financial Results 17

Appendix Management Statements on Non-GAAP Measures The information included in this presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered alternatives to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity. Funds From Operations (FFO): We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, in the NAREIT Funds From Operations White Paper - 2018 Restatement. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from real estate transactions, impairment of investment in real estate, real estate related depreciation and amortization (excluding amortization of deferred financing costs), unconsolidated JV real estate related depreciation & amortization, non-controlling interests in operating partnership and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to other REITs’ FFO. FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. Core Funds from Operations (Core FFO): We present core funds from operations, or Core FFO, as a supplemental operating measure because, in excluding certain items that do not reflect core revenue or expense streams, it provides a performance measure that, when compared year over year, captures trends in our core business operating performance. We calculate Core FFO by adding to or subtracting from FFO (i) other non-core revenues adjustments, (ii) transaction and integration expenses, (iii) loss from early extinguishment of debt, (iv) gain on / issuance costs associated with redeemed preferred stock, (v) severance, equity acceleration, and legal expenses, (vi) gain/loss on FX revaluation, and (vii) other non-core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of Core FFO as a measure of our performance is limited. Other REITs may calculate core FFO differently than we do and accordingly, our Core FFO may not be comparable to other REITs’ core FFO. Core FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. Constant-Currency Core Funds from Operations: We calculate Constant-Currency Core Funds from Operations by adjusting the Core Funds from Operations for foreign currency translations. EBITDA and Adjusted EBITDA: We believe that earnings before interest, loss from early extinguishment of debt, income taxes, and depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, unconsolidated joint venture real estate related depreciation & amortization, unconsolidated joint venture interest expense and tax, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain on sale / deconsolidation, impairment of investments in real estate, other non-core adjustments, net, non-controlling interests, preferred stock dividends, including undeclared dividends, and issuance costs associated with redeemed preferred stock. Adjusted EBITDA is EBITDA excluding unconsolidated joint venture real estate related depreciation & amortization, unconsolidated joint venture interest expense and tax, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain on sale / deconsolidation, impairment of investments in real estate, other non-core adjustments, net, non-controlling interests, preferred stock dividends, including undeclared dividends, and gain on / issuance costs associated with redeemed preferred stock. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do and, accordingly, our EBITDA and Adjusted EBITDA may not be comparable to other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance. Net Operating Income (NOI) and Cash NOI: Net operating income, or NOI, represents rental revenue, tenant reimbursement revenue and interconnection revenue less utilities expense, rental property operating expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. Cash NOI is NOI less straight-line rents and above- and below-market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may calculate NOI and cash NOI differently than we do and, accordingly, our NOI and cash NOI may not be comparable to other REITs’ NOI and cash NOI. NOI and cash NOI should be considered only as supplements to net income computed in accordance with GAAP as measures of our performance. Same–Capital Cash NOI: Same-Capital Cash NOI represents buildings owned as of December 31, 2021 with less than 5% of total rentable square feet under development. Excludes buildings that were undergoing, or were expected to undergo, development activities in 2021-2022, buildings classified as held for sale, and buildings sold or contributed to joint ventures for all periods presented. Prior period numbers adjusted to reflect current same-capital pool. Constant-Currency Same-Capital Cash NOI: We Calculate Constant-Currency Same-Capital Cash NOI by adjusting the Same-Capital Cash NOI for foreign currency translations. 4Q22 Financial Results 18

Appendix Forward-Looking Statements This information in this presentation contains forward-looking statements within the meaning of the federal securities laws, which are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Such forward-looking statements include statements relating to: our economic outlook; our expected investment and expansion activity; our joint ventures; the expected benefits and timing of PlatformDIGITAL®; the Data Gravity Index™; Data Gravity Index DGx™; public cloud services spending; our sustainability initiatives; the expected effect of foreign currency translation adjustments on our financials anticipated continued demand for our products and services; our liquidity; demand drivers and economic growth outlook; business drivers; our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion; expected availability for leasing efforts and colocation initiatives; organizational initiatives; our product offerings; our connected data communities; joint venture opportunities; occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions strategy; available inventory and development strategy; the signing and commencement of leases, and related rental revenue; lag between signing and commencement of leases; our 2023 backlog; future rents; our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; lease rollovers and expected rental rate changes; our re-leasing spreads; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing data center or colocation space; debt maturities; lease maturities; our other expected future financial and other results, and the assumptions underlying such results; our customers’ capital investments; our plans and intentions; future data center utilization, utilization rates, growth rates, trends, supply and demand; datacenter expansion plans; estimated kW/MW requirements; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations; estimates of the value of our development portfolio; our ability to meet our liquidity needs, including the ability to raise additional capital; market forecasts; projected financial information and covenant metrics; Core FFO run rate and NOI growth; other forward looking financial data; leasing expectations; our exposure to tenants in certain industries; our expectations and underlying assumptions regarding our sensitivity to fluctuations in foreign exchange rates; and the sufficiency of our capital to fund future requirements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following: reduced demand for data centers or decreases in information technology spending; increased competition or available supply of data center space; decreased rental rates, increased operating costs or increased vacancy rates; the impact on our or our customers’, suppliers’ or business partners’ operations during a pandemic, such as COVID-19; changes in political conditions, geopolitical turmoil, political instability, civil disturbances, restrictive governmental actions or nationalization in the countries in which we operate; the suitability of our data centers and data center infrastructure, delays or disruptions in connectivity or availability of power, or failures or breaches of our physical and information security infrastructure or services; our dependence upon significant customers, bankruptcy or insolvency of a major customer or a significant number of smaller customers, or defaults on or non-renewal of leases by customers breaches of our obligations or restrictions under our contracts with our customers; our inability to successfully develop and lease new properties and development space, and delays or unexpected costs in development of properties; the impact of current global and local economic, credit and market conditions, including impacts of inflation; global supply chain or procurement disruptions, or increased supply chain costs; our inability to retain data center space that we lease or sublease from third parties; information security and data privacy breaches; difficulties managing an international business and acquiring or operating properties in foreign jurisdictions and unfamiliar metropolitan areas; our failure to realize the intended benefits from, or disruptions to our plans and operations or unknown or contingent liabilities related to, our recent acquisitions; our failure to successfully integrate and operate acquired or developed properties or businesses; difficulties in identifying properties to acquire and completing acquisitions; risks related to joint venture investments, including as a result of our lack of control of such investments; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; our failure to obtain necessary debt and equity financing, and our dependence on external sources of capital; financial market fluctuations and changes in foreign currency exchange rates; adverse economic or real estate developments in our industry or the industry sectors that we sell to, including risks relating to decreasing real estate valuations and impairment charges and goodwill and other intangible asset impairment charges; our inability to manage our growth effectively; losses in excess of our insurance coverage; our inability to attract and retain talent; environmental liabilities, risks related to natural disasters and our inability to achieve our sustainability goals; our inability to comply with rules and regulations applicable to our company; Digital Realty Trust, Inc.’s failure to maintain its status as a REIT for federal income tax purposes; Digital Realty Trust, L.P.’s failure to qualify as a partnership for federal income tax purposes; restrictions on our ability to engage in certain business activities; and changes in local, state, federal and international laws and regulations, including related to taxation, real estate and zoning laws. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2021, and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise. Digital Realty, Digital Realty Trust, the Digital Realty logo, Interxion, Turn-Key Flex, Powered Base Building, PlatformDIGITAL, Data Gravity Index, Data Gravity Index DGx and Connected Data Communities are registered trademarks and service marks of Digital Realty Trust, Inc. in the United States and/or other countries. All other names, trademarks and service marks are the property of their respective owners. 4Q22 Financial Results 19

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 20 December 31, 2022 December 31, 2021 December 31, 2022 December 31, 2021 Total operating revenues $ 1,233,107 $ 1,111,168 $ 4,691,834 $ 4,427,882 less: Proforma disposition adjustment (1,179) (31,045) (8,715) (135,399) plus: Constant currency adjustment 16,867 - 62,128 - Total operating revenues (as adjusted) $ 1,248,795 $ 1,080,123 $ 4,745,247 $ 4,292,483 Three Months Ended Twelve Months Ended December 31, 2022 December 31, 2021 December 31, 2022 December 31, 2021 Net income available to common stockholders $ (6,093) $ 1,057,630 $ 337,146 $ 1,681,498 Adjustments: Noncontrolling interests in operating partnership (586) 23,100 7,914 39,100 Real estate related depreciation and amortization (1) 422,951 372,448 1,547,865 1,463,513 Depreciation related to non-controlling interests (13,856) - (22,110) - Real estate related depreciation and amortization related to investment in unconsolidated joint ventures 33,927 24,146 123,099 85,800 (Gain) on real estate transactions 572 (1,047,010) (177,332) (1,445,229) Impairment of investments in real estate 3,000 18,291 3,000 18,291 FFO available to common stockholders and unitholders $ 439,915 $ 448,604 $ 1,819,583 $ 1,842,971 Basic FFO per share and unit $ 1.49 $ 1.55 $ 6.23 $ 6.37 Diluted FFO per share and unit $ 1.45 $ 1.54 $ 6.03 $ 6.36 Weighted average common stock and units outstanding Basic 295,199 289,895 292,123 289,165 Diluted 307,546 290,893 303,708 289,912 (1) Real estate related depreciation and amortization was computed as follows: Depreciation and amortization per income statement 430,130 378,883 1,577,933 1,486,632 Non-real estate depreciation (7,179) (6,436) (30,068) (23,120) $ 422,951 $ 372,448 $ 1,547,865 $ 1,463,513 December 31, 2022 December 31, 2021 December 31, 2022 December 31, 2021 FFO available to common stockholders and unitholders -- basic and diluted $ 439,915 $ 448,604 $ 1,819,583 $ 1,842,971 Weighted average common stock and units outstanding 295,199 289,895 292,123 289,165 Add: Effect of dilutive securities 320 998 405 747 Weighted average common stock and units outstanding -- diluted 295,519 290,893 292,528 289,912 Three Months Ended Twelve Months Ended Twelve Months Ended Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO) (in thousands, except per share and unit data) (unaudited) Three Months Ended

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 4Q22 Financial Results 21 December 31, 2022 December 31, 2021 December 31, 2022 December 31, 2021 FFO available to common stockholders and unitholders -- diluted $ 439,915 $ 448,604 $ 1,819,583 $ 1,842,971 Other non-core revenue adjustments (3,786) 9,859 8,768 (19,388) Transaction and integration expenses 17,350 12,427 68,766 47,426 Loss from early extinguishment of debt - 325 51,135 18,672 Gain on redemption of preferred stock - - - (18,000) (Gain) / Loss on FX revaluation 14,564 14,308 (24,694) 30,505 Severance accrual and equity acceleration 15,980 1,003 23,498 7,343 Other non-core expense adjustments 3,615 (1) 12,388 (15,939) CFFO available to common stockholders and unitholders -- diluted $ 487,638 $ 486,525 $ 1,959,444 $ 1,893,590 CFFO impact of holding '21 Exchange Rates Constant 16,867 - 62,128 - Constant Currency CFFO available to common stockholders and unitholders -- diluted $ 504,505 $ 486,525 $ 2,021,572 $ 1,893,590 Diluted CFFO per share and unit $ 1.65 $ 1.67 $ 6.70 $ 6.53 Diluted Constant Currency CFFO per share and unit $ 1.71 $ 1.67 $ 6.91 $ 6.53 Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO) (in thousands, except per share and unit data) (unaudited) Three Months Ended Twelve Months Ended

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 4Q22 Financial Results 22 December 31, 2022 December 31, 2021 December 31, 2022 December 31, 2021 Net income available to common stockholders $ (6,093) $ 1,057,630 $ 337,146 $ 1,681,498 Interest 86,882 71,762 299,132 293,846 Loss from early extinguishment of debt - 325 51,135 18,672 Income tax expense (benefit) (17,676) 3,961 31,550 72,799 Depreciation and amortization 430,130 378,883 1,577,933 1,486,632 EBITDA 493,243 1,512,561 2,296,898 3,553,447 Unconsolidated JV real estate related depreciation & amortization 33,927 24,146 123,099 85,800 Unconsolidated JV interest expense and tax expense 53,481 15,222 93,247 50,539 Severance accrual and equity acceleration 15,980 1,003 23,498 7,343 Transaction and integration expenses 17,350 12,427 68,766 47,426 (Gain) / loss on sale of investments 6 (1,047,011) (176,754) (1,380,796) Impairment of investments in real estate 3,000 18,291 3,000 18,291 Other non-core adjustments, net 15,127 14,307 (2,192) (36,172) Noncontrolling interests (3,326) 22,587 2,455 38,153 Preferred stock dividends, including undeclared dividends 10,181 10,181 40,724 45,761 (Gain) on redemption of preferred stock - - - (18,000) . Adjusted EBITDA $ 638,968 $ 583,713 $ 2,472,743 $ 2,411,792 Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Net Income Available to Common Stockholders to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA (in thousands) (unaudited) Three Months Ended Twelve Months Ended

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 4Q22 Financial Results 23 December 31, 2022 December 31, 2021 December 31, 2022 December 31, 2021 Rental revenues $ 589,988 $ 591,974 $ 2,306,203 $ 2,403,899 Tenant reimbursements - Utilities 167,663 149,034 658,920 595,650 Tenant reimbursements - Other 38,415 44,649 167,313 183,238 Interconnection and other 78,247 76,176 314,859 309,917 Total Revenue 874,313 861,833 3,447,294 3,492,704 Utilities 188,832 165,048 737,997 658,624 Rental property operating 162,164 153,319 600,421 603,789 Property taxes 31,338 32,774 132,718 147,094 Insurance 3,883 2,389 13,782 11,625 Total Expenses 386,216 353,530 1,484,918 1,421,132 Net Operating Income $ 488,096 $ 508,304 $ 1,962,376 $ 2,071,572 Less: Stabilized straight-line rent $ 11,383 $ (1,771) $ (6,981) $ (11,656) Above and below market rent 1,733 291 4,646 (1,797) Same Capital Cash Net Operating Income $ 474,981 $ 509,783 $ 1,964,711 $ 2,085,024 Same Capital Cash NOI impact of holding '21 Exchange Rates Constant 18,568 - 73,373 - Constant Currency Same Capital Cash Net Operating Income $ 493,549 $ 509,783 $ 2,038,084 $ 2,085,024 December 31, 2022 December 31, 2021 December 31, 2022 December 31, 2021 Total operating revenues $ 1,233,107 $ 1,111,168 $ 4,691,834 $ 4,427,882 less: Proforma disposition adjustment (1,179) (31,045) (8,715) (135,399) plus: Constant currency adjustment 16,867 - 62,128 - Total operating revenues (as adjusted) $ 1,248,795 $ 1,080,123 $ 4,745,247 $ 4,292,483 Three Months Ended Twelve Months Ended Three Months Ended Twelve Months Ended Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Same Capital Cash Net Operating Income (in thousands) (unaudited)

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